Business combination	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Business combination	Business combination
Acquisition of OCI Clean Ammonia Holding B.V (OCI)
On 5 August 2024, Woodside entered into a binding agreement to acquire 100% of OCI and its Beaumont New Ammonia Project for an
all-cash consideration of $2,350 million. The project is under construction and is subject to cost, schedule and performance guarantees from OCI N.V.
The transaction completed on 30 September 2024 and was accounted for as a business combination. The Group’s net profit after tax for the year ended 31 December 2024 incorporated OCI’s results from acquisition date. The all-cash consideration of $2,350 million is inclusive of capital expenditure through completion of phase 1 of the project, with 80% paid and the remaining 20% to be paid at project completion subject to cost, schedule and performance guarantees. The acquisition has positioned the Group to be an early mover in the growing lower carbon ammonia market.
The initial accounting for the acquisition of OCI was provisionally disclosed at 31 December 2024. The Group had a maximum of
12 months from the date of acquisition to finalise the purchase price accounting and allocation of fair value to goodwill and other indefinite life intangible assets. Management completed this exercise within the first half of the year and the table below now reflects the final fair value of the acquired assets and liabilities and the resulting value of goodwill arising from the business combination.
The finalised purchase price allocation based on updated information has resulted in goodwill of $255 million, a net increase of
$86 million from the amount reported at 31 December 2024.
Details of the purchase consideration and the fair value of goodwill, identifiable assets and liabilities of OCI acquired are as follows:

Fair value of net identifiable assets and goodwill acquired, on acquisition date	US$m
Cash and cash equivalents	4
Receivables	720
Property, plant and equipment	906
Intangible assets	796
Other assets	2
Payables	(43)
Deferred tax liabilities	(154)
Provisions	(116)
Fair value of net identifiable assets acquired	2,115
Goodwill arising on acquisition	255
Total purchase consideration[1]	2,370
1.Total purchase consideration includes $20 million of working capital adjustment.

Purchase consideration	US$m
Cash payment	1,900
Contingent consideration[2]	470
Total purchase consideration	2,370
2.Contingent consideration relating to the remaining 20% of the consideration to be paid to OCI N.V. at project completion.

Analysis of cash flows on acquisition	US$m
Cash payment	(1,900)
Cash and cash equivalents acquired	4
Net cash flow on acquisition	(1,896)
Acquisition-related costs of $2 million were included as an expense in general, administration and other costs in the consolidated income statement for the year ended 31 December 2024.
Revenue and contribution to the Group
The acquired business contributed a loss before tax of $8 million to the Group from the acquisition date to 31 December 2024. If the acquisition had occurred on 1 January 2024, consolidated profit before tax would have been lower by $21 million. The acquired business did not recognise any operating revenue prior to or after the acquisition date.
Receivables
The fair value of receivables included $715 million of expected reimbursements from OCI N.V. for forecast capital expenditure. The full reimbursement was received by 31 December 2025.
Intangible assets
$796 million of intangible assets were recognised on acquisition as a result of identified contract assets. Refer to Note B.6 Intangible assets for details.
Goodwill
The goodwill of $255 million arises from the net deferred tax liability recognised on acquisition as a consequence of asset tax bases received being lower than the fair value of the assets acquired. The goodwill is not deductible for tax purposes.
Business combination accounting
The Group accounts for business combinations using the acquisition method when the acquired set of activities and assets meets the definition of a business and control is transferred to the Group.
In determining whether a particular set of activities and assets is a business, the Group assesses whether the set of assets and activities acquired includes, at a minimum, an input and substantive process and whether the acquired set has the ability to produce outputs.
The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired.
Transaction costs are expensed as incurred, except if related to the issue of debt or equity securities.
Contingent consideration is measured at fair value at the date of acquisition and subsequent changes in the fair value of the contingent consideration are recognised in profit or loss.
Significant estimates and judgements
(a) Nature of acquisition
Judgement is required to determine if the acquisition is a business combination due to the stage of completion of the project and the timing of transfer of employees.
The project is under construction, with agreements in place to complete construction and transfer a fully operational asset together with a workforce to the Group. The agreements were in place at acquisition date and provide Woodside with control over the future economic benefits of the project, and the necessary inputs and processes to create outputs, meeting the definition of a business combination.
(b) Fair value determination for net assets acquired
Judgement is required to determine the fair value of assets acquired and liabilities assumed in a business combination, which can have a material impact on resultant goodwill. This includes the use of a cash flow model to estimate the expected future cash flows and the discount rate used.
On acquisition date, the reproduction cost method was used to fair value the property, plant and equipment in its construction phase. The reproduction cost method calculates the cost to construct an equivalent asset with the same specifications.
(c) Contingent consideration
Judgement is required to determine the fair value of the contingent consideration which includes consideration on the construction progress, estimates to complete compared to the schedule and performance guarantees.